Exhibit 32

CERTIFICATION

In connection with the Annual Report of EQT GP Holdings, LP (“EQGP”) on Form 10-K for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EQGP.

/s/ Steven T. Schlotterbeck	February 15, 2018
Steven T. Schlotterbeck
President and Chief Executive Officer, EQT GP Services, LLC, EQGP’s General Partner

/s/ Robert J. McNally	February 15, 2018
Robert J. McNally
Senior Vice President and Chief Financial Officer, EQT GP Services, LLC, EQGP’s General Partner